UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2025

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

Securities Purchase Agreement

On September 30, 2025, SHF Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the investors party thereto (the “Buyers”), pursuant to which, subject to the terms and conditions set forth therein, the Company agreed to issue and sell to the Buyers an aggregate of 31,052 shares of the Company’s Series B Convertible Preferred Stock, $0.0001 par value per share (the “Series B Preferred Stock”) and related warrants (the “Warrants”) initially to acquire an aggregate of 1,999,544 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events. The exercise price per warrant share is $7.7644, subject to adjustment as provided therein. Subject to the terms of the Warrant, each Warrant is exercisable at any time on or after the six month and one day anniversary of such Warrant’s issuance (the “Initial Exercisability Date”). The Warrants expire upon the third anniversary of such Initial Exercisability Date. Subject to the terms and conditions of the Certificate of Designation (as defined below), the Series B Preferred Stock is convertible immediately upon issuance, and the conversion price is $7.7644 per share, subject to adjustment as provided therein. The aggregate purchase price paid by the Buyers to the Company pursuant to the Purchase Agreement was approximately $28.8 million, resulting in approximately $6.3 million in additional cash to the Company. This purchase price includes certain Buyers that paid for the securities acquired pursuant to the Purchase Agreement, in whole or in part, by (i) cancelling outstanding Indebtedness (as defined in the Purchase Agreement) or securities of the Company, (ii) cancelling amounts owed to such Buyer by the Company, and/or (iii) transferring assets, including third-party securities, to the Company. Certain members of the Company’s management and board participated in the transaction as Buyers, however the issuance to such members of management of the shares of Class A Common Stock underlying the Series B Preferred Stock and Warrants is subject to stockholder approval under Nasdaq Listing Rule 5635(c). The Company received net proceeds of approximately $6.1 million in connection with the transactions contemplated by the Purchase Agreement. The Company issued the applicable number of Series B Preferred Stock and Warrants to each Buyer on September 30, 2025 (the “Closing Date”).

Reference is made to the discussion of the Series B Preferred Stock and summary of the Certificate of Designation in Item 5.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreements

In connection with the execution of the Purchase Agreement, the Company entered into a Registration Rights Agreement with each Buyer on the Closing Date (the “Registration Rights Agreements”). Pursuant to the Registration Rights Agreements, the Company agreed, among other things, to file a registration statement on Form S-1 with the Securities and Exchange Commission (the “SEC”) as soon as practicable, but in no event later than October 29, 2025, to register the Class A Common Stock underlying the Series B Preferred Stock and the Warrants for resale by the Buyers.

The Company will use its good faith commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as soon as practicable after such registration statement is filed. The ongoing government shutdown, and the potential effects thereof, may affect the length of time before such registration statement is declared effective.

The foregoing summary of the Registration Rights Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Debt Cancellation Agreement

On September 30, 2025, the Company entered into a Debt Cancellation Agreement (the “Debt Cancellation Agreement”) with Partner Colorado Credit Union (“PCCU”). As previously disclosed, the Company and PCCU entered into a Senior Secured Promissory Note and Security Agreement (the “Loan Agreements”) on March 29, 2023 whereby PCCU agreed to make loans to the Company in the aggregate principal amount of $14.5 million. Pursuant to the terms of the Debt Cancellation Agreement, the outstanding principal amount of all loans made to the Company under the Loan Agreements, or approximately $10.7 million, was deemed repaid and the obligations of the Company represented thereby with respect to such principal amount was deemed to be satisfied in full and cancelled in exchange for 13,436 shares of Company’s Series B Preferred Stock and a Warrant to purchase 865,200 shares of Class A Common Stock, subject to adjustment as provided in the Warrant.

The foregoing summary of the Debt Cancellation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Debt Cancellation Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Exchange and Cancellation Agreements

On September 30, 2025, the Company entered into Exchange and Cancellation Agreements (each, an “Exchange and Cancellation Agreement”) with each of Verdun Investments LLC (“Verdun”), Vellar Opportunity Fund SPV LLC – Series 1 (“Vellar”), and Midtown East Management NL ,LLC (“Midtown” and, together with Verdun and Vellar, the “Sellers”). As previously disclosed, on June 16, 2022 the Company and Midtown entered into a Forward Purchase Agreement (the “FPA”), which was subsequently assigned by Midtown to each of Vellar and Verdun. Pursuant to the terms of the Exchange and Cancellation Agreement, the Company issued a certain number of shares of Series B Preferred Stock and Warrants to the Sellers in exchange for each Seller agreeing to irrevocably cancel, waive and forego all of its rights under the FPA and to terminate the FPA. The Company issued (i) 1,607 shares of Series B Preferred Stock and a Warrant to purchase 103,485 shares of Class A Common Stock to Verdun, (ii) 2,070 shares of Series B Preferred Stock and a Warrant to purchase 133,301 shares of Class A Common Stock to Midtown, and (iii) 1,325 shares of Series B Preferred Stock and a Warrant to purchase 85,325 shares of Class A Common Stock to Vellar. The number of shares of Class A Common Stock purchasable under the Warrants is subject to adjustment as provided therein.

The foregoing summaries of the Exchange and Cancellation Agreements do not purport to be complete and are qualified in its entirety by reference to the full text of the Form of Exchange and Cancellation Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Convertible Note Exchange

As previously disclosed, on August 27, 2025 and September 9, 2025 the Company issued Convertible Promissory Notes (the “Notes”) to certain accredited investors with an aggregate principal sum of $687,500. On September 30, 2025, these Notes were exchanged for an aggregate of 825 shares of Series B Preferred Stock and Warrants to purchase an aggregate of 53,127 shares of Class A Common Stock, subject to adjustment as provided in the Warrant. As of the date of this Current Report on Form 8-K, the Company has no outstanding convertible debt.

Amendment No. 1 to Common Stock Purchase Agreement

As previously disclosed, the Company and CREO Investments LLC (“CREO”) entered into a Common Stock Purchase Agreement (the “CSPA”) on September 17, 2025. In connection with the Purchase Agreement, the Company and CREO entered into an amendment to the CSPA (the “CSPA Amendment”) on September 30, 2025 whereby the Company agreed to apply 25% of the net cash proceeds from the sale of shares of its Class A Common Stock pursuant to the CSPA towards the redemption of the Series B Convertible Preferred Stock.

The foregoing summaries of the CSPA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the CSPA Amendment, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Reference is made to the discussion of the Purchase Agreement and Registration Rights Agreements in Item 1.01 of this Current Report on Form 8-K, which is incorporated into this Item 3.01 by reference.

As previously disclosed, on April 7, 2025 the Company received a notice from The Nasdaq Stock Market (the “Nasdaq”) indicating that it no longer met the continued listing requirements. Specifically, the Company’s stockholders’ equity was below the minimum required stockholders’ equity of $2.5 million as stipulated by Nasdaq Listing Rule 5550(b)(1) (“Rule 5550(b)(1)”).

As a result of the transactions described in Item 1.01 above, the Company believes it has regained compliance with Rule 5550(b)(1). In that regard, the Company believes that, as of the date of this Current Report on Form 8-K, stockholders’ equity exceeds $2.5 million, and the Company anticipates that the information contained in its Quarterly Report on Form 10-Q for the period ended September 30, 2025 will reflect this. The Company also believes that its stockholders’ equity will continue to exceed $2.5 million at December 31, 2025. The Company awaits Nasdaq’s confirmation that the Company has successfully evidenced this compliance.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

Pursuant to the Purchase Agreement, the Company issued shares of Series B Preferred Stock and Warrants. Such issuances were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 3(a)(9) and/or Section 4(a)(2) of the Securities Act.

The shares of Series B Preferred Stock and the Class A Common Stock underlying the Warrants issued in relation to the Purchase Agreement have not been registered under the Securities Act and none of such securities may be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any of the exhibits attached hereto will constitute an offer to sell or the solicitation of an offer to buy shares of Class A Common Stock, Series B Preferred Stock, Warrants, or any other securities of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2025, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series B Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware in connection with the Purchase Agreement referenced in Item 1.01 above. The Certificate of Designation provides for the designation of shares of the Series B Preferred Stock.

Subject to the rights of holders of preferred stock of senior rank to the Series B Preferred Stock, holders of Series B Preferred Stock are entitled to receive dividends when and as declared by the board of directors of the Company. Except as otherwise required by law, the Series B Preferred Stock does not have voting rights. Following its issuance, the Series B Preferred Stock is immediately convertible into shares of the Company’s Class A Common Stock. The Series B Preferred Stock has a stated value of $1,000 per share and the number of shares of Class A Common Stock issuable upon conversion of such preferred stock shall be determined by dividing the Conversion Amount (as defined in the Certificate of Designation) by $7.7644, subject to adjustment as set forth therein.

If a holder elects to participate in certain Subsequent Placements (as defined in the Certificate of Designation), such holder may exchange all, or any part, of the shares of Series B Preferred Stock of such holder into the securities in such Subsequent Placement, at a purchase price equal to a 20% premium on the conversion amount of such shares of Series B Preferred Stock delivered in exchange for such securities.

The Company has the right to redeem all, or any portion of the number shares of Series B Preferred Stock then outstanding at a price equal to 20% premium on the greater of (i) the Conversion Amount being redeemed on such redemption date and (ii) the product of (1) the Conversion Rate (as defined in the Certificate of Designation) with respect to such Conversion Amount being redeemed as of such redemption date multiplied by (2) the greatest Closing Sale Price (as defined in the Certificate of Designation) of the Class A Common Stock on any Trading Day (as defined in the Certificate of Designation) during the period commencing on the date immediately preceding such redemption date and ending on the Trading Day immediately prior to the date the Company makes the entire payment required to be made.

The foregoing description of the Series B Preferred Stock and Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements’’ within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding our current beliefs, goals and expectations about matters such as our expected financial performance and condition, operating results, our business strategy, and our financial planning. The forward-looking statements in this Current Report on Form 8-K reflect the current expectations of management concerning future results and future events and include, but are not limited to, statements and impact to the Company related to trends in the cannabis industry, including proposed changes in U.S. and state laws, rules, regulations and guidance relating to the Company’s services, growth prospects, market size, projected financial and operational performance, including relative to its competitors, the Company’s ability to produce competitive products in the future or maintain current products, the impact of recent volatility in the capital markets, which may adversely affect the price of the Company’s securities, the outcome of any legal proceedings that may be instituted against the Company, the impact of a government shutdown, the Company’s ability to obtain requisite stockholder approvals, as well as other statements regarding the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future and the other risk factors discussed in the Company’s filings from time to time with the SEC. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of the Company), and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designation of Series B Preferred Stock of SHF Holdings, Inc., dated September 30, 2025.
10.1*§	Form of Securities Purchase Agreement, dated September 30, 2025, by and between SHF Holdings, Inc. and the investors signatory thereto.
10.2	Form of Registration Rights Agreement.
10.3	Form of Warrant.
10.4	Debt Cancellation Agreement, dated September 30, 2025, by and between SHF Holdings, Inc. and Partner Colorado Credit Union.
10.5	Form of Exchange and Cancellation Agreement.
10.6	Amendment No. 1 to Common Stock Purchase Agreement, dated September 30, 2025, by and between SHF Holdings, Inc. and CREO Investments LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Pursuant to Item 601(a)(5) of Regulation S-K, schedules and similar attachments to this exhibit have been omitted because they do not contain information material to an investment or voting decision and such information is not otherwise disclosed in such exhibit. The Company will supplementally provide a copy of any omitted schedule or similar attachment to the U.S. Securities and Exchange Commission or its staff upon request.

§ Certain portions of this exhibit (indicated by “[***]”) have been redacted pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: October 3, 2025	By:	/s/ Terrance E. Mendez
Terrance E. Mendez
Chief Executive Officer